Intangible Assets, Net (Details) - Schedule of estimated future amortization of the intangible assets $ in Thousands	Dec. 31, 2022 USD ($)
Schedule of Estimated Future Amortization of the Intangible Assets [Abstract]
2023	$ 29,765
2024	29,765
2025	29,257
2026	27,791
2027 onward	61,910
Total	$ 178,028